Exhibit 99.1
Media Contact
Alanna Vitucci
avitucci@uti.edu
(480) 710-6843

For Immediate Release

Universal Technical Institute Announces Purchase of Primary Buildings at Orlando, Florida Campus

–Follows successfully completing the consolidation of UTI-Orlando and MMI-Orlando into a single site in 2022
–Purchase price of $26 million to be funded from cash on hand
–Expected to generate approximately $2 million of annual adjusted EBITDA benefit and approximately $500 thousand of annual after tax cash savings

PHOENIX (March 22, 2023): Universal Technical Institute (UTI), a division of Universal Technical Institute, Inc. (NYSE: UTI), and a leading workforce solutions provider of transportation, skilled trades, and energy education programs, announced today the purchase of the three buildings it fully occupies at its Orlando, Fla. campus, which offers technician training programs in automotive, diesel, motorcycle and marine. In February 2022, UTI completed the consolidation of its UTI-Orlando and MMI-Orlando campuses into the current location, which includes the three buildings being purchased and subleased space in a fourth building.

The purchase of the buildings, which total 154,300 square feet, as well as the 20 acres of associated land, was for $26 million and will be funded from cash on hand, which includes funds from the Company’s November 2022 revolving credit facility draw. The expected annual adjusted EBITDA benefit is approximately $2 million and after-tax cash savings are approximately $500 thousand.

“Given the current real estate market dynamics, and with our strong balance sheet and capital position, the opportunity to take ownership of the majority of our second largest campus was strategically and financially attractive,” said UTI Executive Vice President & Chief Financial Officer Troy Anderson. “A core part of our strategy over the last several years has been to rationalize our real estate footprint and identify opportunities like this one, to further optimize our campus footprint and cost structure.”

“The purchase of the Orlando campus illustrates Universal Technical Institute’s long-term commitment to the Orlando Market and the State of Florida,” said UTI-Orlando Campus President Timothy Dauber. “Orlando, as well as Florida, has realized significant population growth. Owning the campus provides the flexibility needed to meet the increasing vocational needs of our students, as well as positions us to include value-added programs that will help satisfy industry employment needs.”

The campus, which opened in 2004, has over 1,300 students currently and offers the Company's core automotive and diesel programs, along with the motorcycle and marine technician training programs with Harley-Davidson, BMW, Honda, Yamaha, Suzuki, Mercury Marine and Volvo. The campus also has several auto and diesel Manufacturer Specific Advanced Training (MSAT) programs including Ford, BMW and Daimler Trucks.

Forward Looking Statements

All statements contained in this press release and the related conference call, other than statements of historical fact, are "forward-looking" statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). These forward-looking statements which address our expected future business and financial performance, may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. Examples of forward-looking statements include, among others, statements regarding (1) the Company's expectation that it will meet its fiscal year

2023 guidance for new student start growth (decline), revenue growth, Adjusted net income, Adjusted EBITDA and Adjusted Free Cash Flow; (2) expectation that it will continue to expand its value proposition and build a business that can grow in low-to-mid single digits with potential upside, regardless of the economic environment; (3) the Company's expectation that it will succeed in new campus launches next year; and (4) the Company's expectation of the successful integration of the Concorde acquisition. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company's current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could affect our actual results include, among other things, impacts related to the COVID-19 pandemic, changes to federal and state educational funding, changes to regulations or agency interpretation of such regulations affecting the for-profit education industry, possible failure or inability to obtain regulatory consents and certifications for new or modified campuses or instruction, potential increased competition, changes in demand for the programs we offer, increased investment in management and capital resources, failure to comply with the restrictive covenants and our ability to pay the amounts when due under the Credit Agreement with Fifth Third Bank, National Association, the effectiveness of our student recruiting, advertising and promotional efforts, changes to interest rates and unemployment, general economic and political conditions, the adoption of new accounting standards, and other risks that are described from time to time in our public filings. Further information on these and other potential factors that could affect the financial results or condition may be found in the company's filings with the SEC. Any forward-looking statements made by us in this press release and the related conference call are based only on information currently available to us and speak only as of the date on which it is made. We expressly disclaim any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, changes in expectations, any changes in events, conditions or circumstances, or otherwise.

Non-GAAP Measures

UTI defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization, adjusted for items not considered part of the company's normal recurring operations. Adjusted EBITDA is a non-GAAP financial measure, which is provided to supplement, but not substitute for, the most directly comparable GAAP measure. We choose to disclose this non-GAAP financial measure for UTI because it provides an additional performance measure. Since the items excluded from this measure are significant components in understanding and assessing financial performance under GAAP, this measure should not be considered to be an alternative to net income (loss), or any other measures derived in accordance with GAAP as a measure of operating performance or profitability.

About Universal Technical Institute, Inc.

Universal Technical Institute, Inc. (NYSE: UTI) (the “Company”) was founded in 1965 and is a leading workforce solutions provider of transportation, skilled trades and healthcare education programs, whose mission is to serve students, partners, and communities by providing quality education and support services for in-demand careers across a number of highly-skilled fields. The Company is comprised of two divisions: Universal Technical Institute (“UTI”) and Concorde Career Colleges (“Concorde”). UTI operates 16 campuses located in 9 states and offers a wide range of transportation and skilled trades technical training programs under brands such as UTI, MIAT College of Technology, Motorcycle Mechanics Institute, Marine Mechanics Institute and NASCAR Technical Institute. Concorde operates across 17 campuses in 8 states, offering programs in the Allied Health, Dental, Nursing, Patient Care and Diagnostic fields. For more information, visit www.uti.edu or www.concorde.edu, or visit us on LinkedIn at @UniversalTechnicalInstitute and @Concorde Career Colleges or on Twitter @news_UTI or @ConcordeCareer.
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